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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  December 10, 2004


                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)


             Delaware                   0-11720                52-1206400
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                Identification No.)

                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)

                          (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

                         Not Applicable
  (Former name or former address, if changed from last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to  Rule  14d-
          2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to  Rule  13e-
          4(c) under the Exchange Act (17 CFR 240.13e-4c))
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     Item 5.02.  Departure of Directors or Principal Officers; Election
          of Directors; Appointment of Principal Officers.

     (a)  Not applicable.

     (b) On December 10, 2004, Air T, Inc. (the "Company") received notice from Herman Moore, a director of the Company, that he was resigning as a director effective December 31, 2004. Mr. Moore, age 75, indicated that he was resigning due to hearing impairment which could limit his ability to participate in board meetings.

     (c)  Not applicable.

     (d)  Not applicable.

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2004

                              AIR T, INC.


                              By:  /s/ John J. Gioffre
                                   John   J.   Gioffre,
                                   Vice President-Finance and Secretary



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